Exhibit 10.8
                      Schedule of Executed Lease Agreements
                   By and Between Sterling House Corporation

Sterling House Corporation has entered into the following leases with LTC Properties, Inc. which vary only in the following material respects from
Exhibit 10.7.

Location                                   Date of Lease
--------                                   -------------

14595 Nacogdoches Rd.                        05/01/97
San Antonio, TX  78247